ACKNOWLEDGMENT AND REAFFIRMATION

The undersigned, FAMILY BARGAIN CORPORATION, a Delaware corporation ("FBC") acknowledges:

1.   FBC is a party to that certain Standstill and Subordination  Agreement (re:
     Affiliate Debt) dated as of July 11, 1994, as amended by that certain Amendment No. 1 to Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No. 2 to Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Affiliate Debt Subordination Agreement").
2. FBC is a party to that certain Subordination and Standstill Agreement dated October 14, 1993, as amended by that certain Amendment No. 1 to Standstill and Subordination Agreement dated as of July 11, 1994, as amended by that certain Amendment No. 2 to Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No. 3 to Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Management Fees Subordination Agreement").
3. FBC is a party to that certain Intercreditor, Standstill and Subordination Agreement dated as of October 14, 1993, originally executed by and among Greyhound Financial Capital Corporation, Westinghouse Electric Corporation, Guilford Investments, Inc. and General Textiles, as amended by that certain Amendment No. 1 to Intercreditor, Standstill and Subordination Agreement dated as of July 11, 1994, that certain Amendment No. 2 to Intercreditor, Standstill and Subordination Agreement dated as March 31, 1995, and that certain Amendment No. 3 to Intercreditor, Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Intercreditor Agreement").
4.   FBC is a party to that certain  Subordination and Standstill Agreement (re:
     6.35 MM Debt) dated as of May 30, 1997 (the "6.35MM Debt Subordination Agreement").
5. FINOVA Capital Corporation, successor by merger and name change to Greyhound Financial Capital Corporation ("FINOVA") is also a party to the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement and 6.35MM Debt Subordination Agreement.
6. FBC has received a copy of that certain Loan and Security Agreement dated as of October 14, 1993, by and between FINOVA and General Textiles, a California corporation, and each amendment thereto, including without limitation, that certain Amendment No. 11 to Loan and Security Agreement of even date herewith.

7. FBC hereby agrees that each of the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement and 6.35 MM Debt Subordination Agreement remains in effect and FBC re-states, affirms and confirms each term thereof, notwithstanding the terms of the Amendment.
8. FBC restates, affirms and confirms each of FBC's representations and warranties set forth in each of the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement and 6.35MM Debt Subordination Agreement as if made on the date hereof.

Executed as of this 30th day of April, 1998.

FAMILY BARGAIN CORPORATION


By: /s/ Jonathan W. Spatz
Name: Jonathan W. Spatz
Title:  Executive Vice President